UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2021

StepStone Group Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39510	84-3868757
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Lexington Avenue, 31st Floor

New York, NY 10017

(Address of Principal Executive Offices)

(212) 351-6100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	STEP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On September 20, 2021, StepStone Group Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (the “Initial 8-K”) to disclose, among other things, the completion of the previously announced acquisition (the “Greenspring Acquisition”) of Greenspring Associates, Inc., a Delaware corporation (“GA Inc.”) and Greenspring Back Office Solutions, Inc., a Delaware corporation (“GBOS Inc.” and together with GA Inc., “Greenspring”) pursuant to the Transaction Agreement, dated July 7, 2021, by and among Greenspring, StepStone Group LP, a Delaware limited partnership, the Company, certain wholly-owned subsidiaries of the Company, sellers party thereto and Shareholder Representative Services, LLC, solely in its capacity as the initial Seller Representative.

This Amendment amends the Initial 8-K to provide the financial statements and pro forma financial information referred to in parts (a) and (b) of Item 9.01 below relating to the transactions described above. Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited combined consolidated financial statements of Greenspring as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 are attached as Exhibit 99.1 to this Amendment and incorporated herein by reference.

The unaudited condensed combined consolidated financial statements of Greenspring for the three and six months ended June 30, 2021 and 2020 are attached as Exhibit 99.2 to this Amendment and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The following unaudited pro forma information related to the Greenspring Acquisition is attached as Exhibit 99.3 to this Amendment and incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 2021.

(ii)	Unaudited Pro Forma Condensed Combined Statement of Income for the Year Ended March 31, 2021.

(iii)	Unaudited Pro Forma Condensed Combined Statement of Income for the Three Months Ended June 30, 2021.

(d)	The following exhibits are filed as a part of this amended Report.

Exhibit No.	Description

23.1	Consent of SC&H Attest Services, P.C.

99.1	Audited Combined Consolidated Financial Statements of Greenspring Associates, Inc. and Affiliates.

99.2	Unaudited Condensed Combined Consolidated Financial Statements of Greenspring Associates, Inc. and Affiliates.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2021	StepStone Group Inc.

	By:	/s/ Jason P. Ment
Jason P. Ment
President and Co-Chief Operating Officer

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